                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240-14a-11(c) or ss. 240.14a-12

                            BUCKEYE TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the Appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:[1]

            --------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

         5) Total fee paid:

            --------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                                    ----------------

         2) Form, Schedule or Registration Statement No:
                                                         ----------------

         3) Filing Party:
                          ----------------

         4) Date Filed:
                        ----------------

                           BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                              1001 Tillman Street
                         Memphis, Tennessee 38108-0407

                               September 24, 1999


TO THE STOCKHOLDERS OF BUCKEYE TECHNOLOGIES INC.

         You are cordially invited to attend the Annual Meeting of Stockholders of Buckeye Technologies Inc. to be held on Thursday, November 4, 1999 at 5:00 p.m. Central Time, at the Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee. At the meeting, you will be asked to consider the matters described in the enclosed proxy statement.

         In connection with the meeting, we are enclosing a notice of annual meeting of stockholders, a proxy statement, and a form of proxy. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the enclosed, postage-prepaid envelope as soon as possible, even if you plan to attend the meeting. Your vote is very important.

         Detailed information relating to Buckeye's activities and operating performance during fiscal 1999 is contained in our Annual Report to Stockholders, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 1999 Annual Report, you may request a copy from Sondra A. Dowdell, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8244.


                                         Very truly yours,


                                         /s/ Robert E. Cannon
                                         Robert E. Cannon
                                         Chairman and Chief Executive Officer

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 4, 1999

     The regular annual meeting of stockholders of Buckeye Technologies Inc. will be held on Thursday, November 4, 1999 at 5:00 p.m., Central Time, at the Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect two Class I directors to serve until the 2002 Annual Meeting of Stockholders;

     2. AMENDMENT OF STOCK OPTION PLAN. To approve an amendment to the Amended and Restated 1995 Incentive and Non-Qualified Stock Option Plan for Management Employees to increase the number of shares of common stock available for options under the Plan;

     3. RATIFICATION OF AUDITORS. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2000; and

     4. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only those stockholders of record at the close of business on September 22, 1999 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 35,342,464 shares of common stock were outstanding. Each share entitles the holder to one vote.

     We have enclosed with this proxy statement a copy of our Annual Report to Stockholders.

                         By Order of the Board of Directors



                         /s/ Shelia Jordan Cunningham
                         Sheila Jordan Cunningham
                         Vice President, General Counsel and Corporate Secretary September 24, 1999


================================================================================

                             YOUR VOTE IS IMPORTANT

    PLEASE MARK, SIGN, AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE
        ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

================================================================================

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

     Your vote is very important. Whether or not you plan to attend the annual meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card at your earliest convenience. This proxy statement, the form of proxy and the Annual Report to Stockholders are being sent to you in connection with this request and are being mailed to all stockholders beginning on or about September 24, 1999.


--------------------------------------------------------------------------------

                      INFORMATION ABOUT THE ANNUAL MEETING

--------------------------------------------------------------------------------

DATE AND TIME OF THE MEETING

     Thursday, November 4, 1999, 5:00 p.m. Central Time.

LOCATION OF THE MEETING

     The Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee.

ITEMS TO BE VOTED UPON BY STOCKHOLDERS

     You will be voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect two Class I directors to serve until the 2002 Annual Meeting of Stockholders;

     2. AMENDMENT OF STOCK OPTION PLAN. To approve an amendment to the Amended and Restated 1995 Incentive and Non-Qualified Stock Option Plan for Management Employees (generally referred to in this document as the 1995 Stock Option Plan or simply as the Plan) to increase the number of shares of common stock available for options under the Plan;

     3. RATIFICATION OF AUDITORS. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2000; and

     4. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

SHAREHOLDERS ENTITLED TO VOTE

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, September 22, 1999. Each stockholder is entitled to one vote for each share of common stock held on that date. On September 22, 1999, there were 35,342,464 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote on matters at the annual meeting will be available at Buckeye's headquarters beginning on or about September 24, 1999.

VOTING BY PROXY

     If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) both of the nominees, (2) neither of the nominees, or (3) one nominee but not the other. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

     - "FOR" the election of both of our nominees for director;

     - "FOR" the amendment of the 1995 Stock Option Plan;

     - "FOR" the ratification of Ernst & Young LLP as our independent auditors.

     If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

CHANGING OR REVOKING A PROXY

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     (1) submitting another proxy with a date more recent than the date of the proxy first given;

     (2) attending the annual meeting and voting in person; or

     (3) sending written notice of revocation to our corporate secretary, Sheila Jordan Cunningham.

VOTES REQUIRED

     If a quorum is present at the annual meeting,

     - the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

     - the amendment of the 1995 Stock Option Plan, the approval of independent auditors, and all other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

QUORUM

     A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. Under Delaware law, stockholders who abstain from voting on a proposal are treated as present and entitled to vote at the Annual Meeting and therefore have the effect of a vote against the proposal. If shares of common stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

THE COST OF SOLICITING PROXIES

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of Buckeye and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained Corporate Investor Communications, Inc., to assist in the solicitation for a fee of $4,000 plus reasonable out-of-pocket expenses.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     In accordance with Buckeye's By-laws, stockholders' proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received in writing by the Secretary of Buckeye not less than 60 days nor more than 90 days prior to the 2000 Annual Meeting (which is expected to be held in November
2000), in the form set forth in the By-laws, for inclusion in the proxy statement and form of proxy relating to that meeting.

--------------------------------------------------------------------------------

                                  THE PROPOSALS

--------------------------------------------------------------------------------

PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with each class elected for a three-year term. The Board has nominated the following two persons to serve as Class I Directors: R. Howard Cannon and Harry J. Phillips, Sr. We do not anticipate that either nominee will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting by proxy. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

     INFORMATION ABOUT THE TWO INDIVIDUALS NOMINATED AS DIRECTORS AND THE REMAINING MEMBERS OF THE BOARD IS PROVIDED BELOW. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED BELOW UNLESS YOU SPECIFY OTHERWISE.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS
                              (TERMS EXPIRING 2002)


--------------------------------------------------------------------------------

     R. Howard Cannon, age 37, has served as a director of Buckeye since 1996. He is President of Dryve, Inc., a company consisting of 33 dry cleaning operations, a position he has held since 1987. He is co-trustee of both the Robert E. Cannon and the Kathryn G. Cannon Grantor Retained Annuity Trusts.
R. Howard Cannon is the son of Robert E. Cannon.


--------------------------------------------------------------------------------

     Harry J. Phillips, Sr., age 69 and a Buckeye director since 1996, is the former Chairman and Chief Executive Officer of Browning-Ferris Industries, Inc. He is a director of National Commerce Bancorporation, RFS Hotel Investors, Inc. and Morgan Keegan & Company, Inc.


--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------

                         INCUMBENT DIRECTORS -- CLASS II
                              (TERMS EXPIRING 2000)

--------------------------------------------------------------------------------

     Red Cavaney, age 56, has served as a director of Buckeye since 1996 and as President, Chief Executive Officer and Director of the American Petroleum Institute since October 1997. He was President, Chief Executive Officer and a director of the American Plastics Council from 1994 to 1997 and, prior to 1994, President of the American Forest & Paper Association and President of its predecessor, the American Paper Institute.


--------------------------------------------------------------------------------

     David B. Ferraro, age 61, has served as President and Chief Operating Officer of Buckeye since March 1993, the same year in which he first became a director. He was Manager of Strategic Planning of The Procter & Gamble Company from 1991 through 1992. He served as President of Buckeye Cellulose Corporation, then a subsidiary of Proctor & Gamble, from 1989 through 1991, as its Executive Vice President and Manager of Commercial Operations from 1987 through 1989, and as its Comptroller from 1973 through 1986. He joined Procter & Gamble in 1964.



--------------------------------------------------------------------------------

                        INCUMBENT DIRECTORS -- CLASS III
                              (TERMS EXPIRING 2001)

--------------------------------------------------------------------------------

     Robert E. Cannon, age 69, has served as Chairman and Chief Executive Officer of Buckeye since March 1993, the same year in which he became a director. Before assuming his current position, he served as Dean of the College of Management, Policy and International Affairs at the Georgia Institute of Technology from 1991 through 1992, and Senior Vice President of Procter & Gamble from 1989 to 1991. He was Group Vice President Industrial Products of Procter & Gamble, which included the operations of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1981 to 1989. He was President of the subsidiary from 1971 through 1981.

--------------------------------------------------------------------------------

     Henry F. Frigon, age 64, has been a director of Buckeye since 1996 and a private investor and consultant since 1995. Since 1998 he has served as Chairman and Chief Executive Officer of CARSTAR, Inc. He previously served as Executive Vice President - Corporate Development and Strategy and Chief Financial Officer of Hallmark Cards, Inc. from 1991 to 1995 and as President and Chief Executive Officer of BATUS Inc. from 1983 to 1991. Mr. Frigon is a director of H&R Block Inc., Dimon International Inc., Sypris Solutions Inc. and Corporate Wings, Inc.


--------------------------------------------------------------------------------

     Samuel M. Mencoff, age 43, was elected a director in 1993. He is currently a Managing Director of Madison Dearborn Partners, Inc. where he had served as Vice President since January 1993. He previously served as Vice President of First Chicago Venture Capital from 1987 to 1993. Mr. Mencoff is a member of the operating committee of the general partner of Golden Oak Mining Company, L.P. and is a director of Packaging Corporation of America, Bay State Paper Holding Company and Riverwood International Corporation.


--------------------------------------------------------------------------------

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

ROLE OF THE BOARD

     Pursuant to Delaware law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of Buckeye Technologies Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing reports sent to them regularly, and through discussions with our executive officers.

BOARD STRUCTURE

     We currently have seven directors. Our Board is divided into three groups, Class I Directors, Class II Directors, and Class III Directors. Each class of directors is elected to serve a three year term. This means that the Class I directors who are elected at the 1999 meeting will serve until the 2002 annual meeting of stockholders unless they resign or are removed.

1999 BOARD MEETINGS

     Buckeye's Board of Directors conducted six meetings (exclusive of committee meetings) during fiscal 1999, and no director attended less than 75% of the meetings held during the period. The Board also took action by unanimous written consent on ____ occasions.

BOARD COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee.

     THE AUDIT COMMITTEE of the Board is composed of Messrs. Samuel M. Mencoff, Chairman, Red Cavaney and Henry F. Frigon, all of whom are non-employee directors of Buckeye. The Audit Committee met three times during fiscal year 1999 with representatives of Ernst & Young LLP, Buckeye's independent auditors, and with the persons within Buckeye responsible for reviewing accounting, control, auditing and financial reporting matters. The Audit Committee is responsible, among other things, for

     - recommending to the Board the firm of independent accountants and auditors to be retained by Buckeye,

     - approving the services rendered by the professional accounting and auditing firm, and

     - reviewing the scope of the annual audit and the reports and recommendations submitted by the independent auditing firm.

     THE COMPENSATION COMMITTEE of the Board is composed of Messrs. Harry J. Phillips, Sr., Chairman, Samuel M. Mencoff and Henry F. Frigon, all of whom are non-employee directors of Buckeye. The Compensation Committee met three times during fiscal year 1999. The Compensation Committee is responsible for establishing and administering Buckeye's executive compensation plan and developing policies and guidelines for administering the plan.

DIRECTOR COMPENSATION

     Directors who are employees of Buckeye are not entitled to receive any fees for serving as directors. However, non-employee directors receive directors' fees in the amount of $20,000 per annum payable quarterly, in cash or an equivalent amount of Buckeye's common stock, with the option provided to each director to defer receipt of his fees and receive in lieu thereof, upon the expiration of his tenure as a member of the Board, a cash payment equal to the number of shares of common stock which could have been purchased on the open market at the time of the deferral multiplied by the fair market value of the common stock at the time of expiration of such director's tenure.

     Also, pursuant to Buckeye's Stock Option Plan for Non-Employee Directors, each of Messrs. R. Howard Cannon, Cavaney, Frigon, Mencoff and Phillips, as non-employee directors, has received a grant of options to acquire 50,000 shares of common stock at the prevailing market price at the time of the grant. Messrs. Cavaney, Frigon and Phillips received their stock option grants on May 20, 1996, Mr. Mencoff received his stock option grant on September 4, 1996, and Mr. R. Howard Cannon received his stock option grant on July 1, 1997. Options to acquire 10,000 of the 50,000 shares vested on the date of the grant and the remaining options vest equally over the next four anniversary dates of the grant, provided the optionee remains a director of Buckeye during such period.

Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which Mr. Mencoff's employer serves as general partner, all rights to director's fees and options to which he may be entitled as a director of Buckeye. All directors are reimbursed for out-of-pocket expenses related to their services as directors.


 PROPOSAL 2 -- AMENDMENT OF THE AMENDED AND RESTATED 1995 INCENTIVE AND
            NON-QUALIFIED STOCK OPTION PLAN FOR MANAGEMENT EMPLOYEES

     On October 27, 1995, the Board of Directors adopted the 1995 Incentive and Non-Qualified Stock Option Plan for Management Employees. The Board approved the Plan's amendment and restatement on August 12, 1997. As of the date of this Proxy Statement, Buckeye has granted options to purchase 2,686,400 shares, or 81.4%, of the 3.3 million shares of common stock currently reserved for issuance under the Plan.

     The Board of Directors has now adopted, subject to stockholder approval at the annual meeting, an amendment to the Plan which increases the total number of shares of common stock authorized for issuance under the Plan from 3.3 million to 4.9 million. This amendment thus increases from 613,600 to 2,213,600 the number of shares currently available for issuance under the Plan.

     The Board believes that Buckeye's growth and long-term success depend in large part upon attracting, retaining and motivating key personnel, and that such retention and motivation can be achieved in part through the grant of stock options. The Board also believes that stock options can play an important role in Buckeye's success by encouraging and enabling the officers and other employees of Buckeye -- upon whose judgment, initiative and efforts Buckeye depends for sustained growth and profitability -- to acquire a proprietary interest in Buckeye's long-term performance. The Board anticipates that providing such persons with a direct stake in Buckeye will ensure a closer identification of the interests of the participants in the Plan with those of Buckeye, thereby stimulating the efforts of such participants to promote Buckeye's future success and strengthen their desire to remain with Buckeye. The Board believes that the proposed increase in the number of shares issuable under the Plan will help Buckeye accomplish these goals and will keep Buckeye's equity incentive compensation in line with that of other companies comparable to Buckeye.

     The following is a summary of the Plan. For a copy the Plan, please contact Sondra A. Dowdell, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8244.

ADMINISTRATION

     The Plan is administered by the Compensation Committee of the Board of Directors.

ELIGIBILITY

     Any management employee of Buckeye is eligible to be granted options under the Plan. The Compensation Committee has the sole authority to determine whether an employee is a management employee.

OPTION GRANTS

     The Compensation Committee may determine which employees are to receive options, the size of grants, the terms and conditions of options, and any conditions upon the exercise of options.

TERM OF OPTIONS

     The term of each option may not be for a period of more than 10 years.

OPTION PRICE

     The purchase price for each share of common stock, on exercise of an option, is determined by the Compensation Committee but cannot be less than the fair market value of Buckeye's common stock on the date the option is granted. On June 30, 1999, the closing price of our common stock was $15.19.

EXERCISE OF OPTIONS

     An option may be exercised at any time before its expiration under the Plan or until it is no longer exercisable under the terms of the stock option subscription agreement. During the life of an optionee, only the optionee or the optionee's conservator or guardian may exercise an option granted to the optionee. After the death of an optionee, any exercisable portion of an option may be exercised by the optionee's personal representative, or by any person empowered to do so under the optionee's will or under the laws of descent and distribution. The purchase price of the shares purchased pursuant to an option must be paid in full upon delivery of the share certificates. Payment for the shares may be made in cash, by check, or by tendering shares of Buckeye's common stock. The Compensation Committee may establish conditions as to the manner of exercise of options granted under the Plan.

ADJUSTMENT IN SHARES COVERED BY OPTIONS

     The number of shares covered by each outstanding option will be adjusted to account for changes in the number or kind of issued and outstanding shares of Buckeye, such as through a stock split, merger, or payment of a dividend. Such adjustments must be made without changing the total price applicable to any option and with any necessary corresponding adjustment in the exercise price per share.

TRANSFERABILITY

     All options will be nontransferable, except that the Compensation Committee may grant nonqualified stock options which are transferable to the extent expressly provided in the related stock option subscription agreement.

AMENDMENT OR TERMINATION OF THE PLAN

     The Committee may amend, suspend, or terminate the Plan at any time. The consent of Buckeye's stockholders is required, within 12 months of any action by the Compensation Committee, to increase the number of shares available for issuance under the Plan, to reduce the minimum option price requirements, or to lengthen the period during which options may be granted.

     APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 1995 STOCK OPTION PLAN.

PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit our financial statements for fiscal year 2000. We are presenting this nomination to the stockholders for ratification at the annual meeting. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

     RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS BUCKEYE'S INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS BUCKEYE'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2000.

--------------------------------------------------------------------------------

                                OTHER INFORMATION

--------------------------------------------------------------------------------

                             BUCKEYE STOCK OWNERSHIP

--------------------------------------------------------------------------------

         As of September 1, 1999, our records indicated that the following number of shares were beneficially owned by (i) each person known by Buckeye to beneficially own more than 5% of Buckeye's shares; (ii) each director of Buckeye and each of the five most highly compensated executive officers; and (iii) all directors and executive officers of Buckeye as a group. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.


                                                                                 AMOUNT AND NATURE OF     PERCENT OF
                                    NAME                                        BENEFICIAL OWNERSHIP(1)    CLASS(1)
--------------------------------------------------------------------------      -----------------------    --------
(i)    R. Howard Cannon, Co-Trustee(2)....................................             7,819,147            22.1%
          432 East Racquet Club Place
          Memphis, Tennessee 38117

       NewSouth Capital Management, Inc.(3)...............................             4,060,259            11.5%
          1000 Ridgeway Loop Road, Suite 233
          Memphis, Tennessee 38120-4023

       Gilchrist Berg (4).................................................             2,601,156             7.4%
       Robin Bradbury
          Water Street Capital, Inc.
          225 West Water Street, Suite 1987
          Jacksonville, Florida  32202

 (ii)  Robert E. Cannon(5)................................................             1,504,967             4.3%
       R. Howard Cannon(2)(6).............................................             7,849,147            22.2%
       Red Cavaney(7).....................................................                50,000             *
       David B. Ferraro(8)................................................             1,624,883             4.6%
       Henry F. Frigon(7).................................................                44,000             *
       Samuel M. Mencoff(7)...............................................               171,364             *
       Harry J. Phillips, Sr.(7)..........................................                69,000             *
       Henry P. Doggrell(9)...............................................               467,596             1.3%
       George B. Ellis(10)................................................               787,340             2.2%
       E. Allen Eppinger(11)..............................................               266,130             *

 (iii) All Directors and Executive Officers as a group(12) (14 persons)...            14,123,402            39.9%


------------------
* Less than 1% of the issued and outstanding shares of common stock of Buckeye.

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 35,389,764 shares issued and outstanding as of September 1, 1999. Options to purchase an aggregate of 1,579,334 shares are exercisable or become exercisable within 60 days of September 1, 1999. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 3,874,486 shares held by the Robert E. Cannon Grantor Retained Annuity Trust, R. Howard Cannon and Richard Prosser Guenther, Co-Trustees, and 3,944,661 shares held by the Kathryn Gracey Cannon Grantor Retained Annuity Trust, R. Howard Cannon and Richard Prosser Guenther, Co-Trustees.

(3) New South Capital Management, Inc. filed a Schedule 13F with the Securities and Exchange Commission as of June 30, 1999, stating that as an investment advisor, it had sole dispositive power over 3,765,570 shares of Buckeye's common stock and other dispositive power over 294,689 shares, which constitute more than 5% of Buckeye's common stock.

(4) Gilchrist Berg and Robin Bradbury, affiliates of Water Street Capital, Inc., filed a Schedule 13G/A with the Securities and Exchange Commission as of December 31, 1998, stating they have sole or shared dispositive power of the shares set forth herein, which constitute more than 5% of Buckeye's common stock.

(5) Includes 234,952 shares held by Kathryn Gracey Cannon, wife of Robert E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 13,010 shares held in Buckeye's 401(k) and retirement plans; 13,367 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 330,000 shares issuable upon the exercise of options.

(6) Includes 30,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.

(7) Includes 40,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.

(8) Includes 11,213 shares held in Buckeye's 401(k) and retirement plans; 9,788 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 153,334 shares issuable upon the exercise of options.

(9) Includes 1,847 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; 1,953 shares held in Buckeye's 401(k) and retirement plans; and 368,000 shares issuable upon the exercise of options.

(10) Includes 22,000 shares held by Julie Ellis, wife of George B. Ellis, as to which Mr. Ellis disclaims beneficial ownership; 4,848 shares held in Buckeye's 401(k) and retirement plans; 4,139 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 54,000 shares issuable upon the exercise of options.

(11) Includes 1,394 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; 6,394 shares held in Buckeye's 401(k) and retirement plans; and 58,000 shares issuable upon the exercise of options.

(12) Includes an aggregate of 1,579,334 shares issuable upon exercise of options granted under the stock option plan for non-employee directors and Buckeye's other stock option plans.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         The following summary compensation table sets forth the annual salary, bonus compensation and long-term incentive awards paid or accrued by Buckeye for each of fiscal years 1999, 1998, and 1997 to or for the account of the Chief Executive Officer and the four other highest compensated executive officers of Buckeye (the "executive officers") for the fiscal year 1999.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------



                                                                                    Long Term
                                               Annual Compensation             Compensation Awards
                                               -------------------       ------------------------------
                                                                                            Securities
                                                                          Restricted        underlying        All other
                               Fiscal                                    Stock awards      options/SARS     compensation
 Name and Position              Year          Salary($)     Bonus($)        ($)(1)           (#)(2)            ($)(3)
 -----------------              ----          ---------     --------     -------------     -----------         ------

Robert E. Cannon............    1999           550,000       218,350        63,290               --            24,000
   Chairman and Chief           1998           550,000       414,700        65,265          200,000            24,000
    Executive Officer           1997           512,000       457,600        59,745               --            22,500

 David B. Ferraro............   1999           433,173       168,725        45,903               --            24,000
   President and Chief          1998           441,346       320,450        47,482          140,000            24,000
    Operating Officer           1997           414,423       353,950        43,899               --            22,500

 Henry P. Doggrell...........   1999           275,000        70,675        13,687               --            16,800
   Senior Vice President,       1998           262,500       108,038        12,274           60,000            16,000
   Business Development         1997           230,000        80,240         7,737               --            14,250

George B. Ellis.............    1999           280,289        70,675        20,341               --            24,000
   Senior Vice President,       1998           267,308       131,250        19,396           60,000            24,000
   Manufacturing-Specialty      1997           259,615        82,000        19,023               --            22,500
    Cellulose Division

 E. Allen Eppinger...........   1999           205,000        74,620         8,389               --            51,262
   Senior Vice President,       1998           190,865        76,313         6,940           60,000            49,560
   Manufacturing -              1997           175,000        65,400         5,531               --            32,959
    Absorbent Products


 -----------------

(1) Pursuant to Buckeye's Restricted Stock Plan, restricted shares of stock were awarded for the executive officers for fiscal years 1999, 1998 and 1997 in the following amounts: (i) in the case of Mr. Cannon, 4,157 shares, 2,734 shares, and 3,347 shares, respectively; (ii) in the case of Mr. Ferraro, 3,015 shares, 1,989 shares, and 2,460 shares, respectively; (iii) in the case of Mr. Doggrell, 899 shares, 514 shares and 434 shares, respectively; (iv) in the case of Mr. Ellis, 1,336 shares, 813 shares, and 1,066 shares, respectively, and (v) in the case of Mr. Eppinger, 551 shares, 291 shares and 310 shares, respectively. The price per share of $15.23 for fiscal year 1999 and of $23.88 for fiscal year 1998 was based on the average closing price of the common stock on the NYSE for the 20 business days prior to the date of grant. The price per share for fiscal year 1997 of $17.85 was based on the price of the common stock on the day that the plan was approved by the Board of Directors. Although the shares may be voted by the recipient, the shares may not be sold, pledged or otherwise transferred before the recipient's approved retirement from Buckeye, and if the recipient should violate the restrictions or otherwise leave Buckeye before an approved retirement date, the shares are subject to forfeiture. The aggregate value of all restricted stock holdings at the end of fiscal year 1999 for Messrs. Cannon, Ferraro, Doggrell, Ellis and Eppinger was $203,011, $148,655, $28,051, $62,861 and $25,353, respectively. If dividends are paid to holders of common stock, holders of restricted stock similarly will be eligible to receive dividends.

(2) None of the executive officers received options during fiscal year 1999. Options granted in fiscal year 1998 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Cannon, Ferraro, Doggrell, Ellis and Eppinger during fiscal year 1998 is $17.84, except that 11,208 of the options granted to Mr. Cannon were issued at the exercise price of $19.63 per share in order to qualify them as incentive stock options. No options were granted during fiscal year 1997 to executive officers. All outstanding options vest periodically over a period of five years, except that optionees who were over the age of 57 at the time of the option grant have shorter vesting periods. Options that have vested may be exercised within a period of ten years from the date the options were granted or such shorter periods as are defined in the subscription agreements executed between Buckeye and the optionees.

(3) Amounts consist of accruals under the Buckeye Retirement Plan (the "Retirement Plan") and the Buckeye Retirement Plus Savings Plan (the "Retirement Plus Plan"), both of which are defined contribution retirement plans covering substantially all employees. Buckeye contributed 1% of the employee's gross compensation plus 1/2% for each year of service up to a maximum of 11% of the employee's gross compensation under the Retirement Plan. The Retirement Plus Plan provides for contributions by Buckeye of shares of common stock equal to an additional 4% of the employee's gross compensation during years when Buckeye has been financially successful based on a predetermined financial threshold approved by the Board. Mr. Eppinger also received taxable living expenses while on assignment away from home.

         The following table discloses information regarding stock options held at the end of or exercised in fiscal year 1999 for each of the executive officers as of June 30, 1999. No options were awarded to any of these executive officers during fiscal year 1999.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------


                             Shares                                Securities underlying          Value of unexercised
                           acquired on        Value                 unexercised options           in-the-money options
         Name              exercise(1)     realized(1)               at June 30, 1999             at June 30, 1999 (2)
 ---------------------     -----------     -----------               ----------------             --------------------
                                                              Exercisable      Unexercisable  Exercisable      Unexercisable
                                                              -----------      -------------  -----------      -------------

 Robert E. Cannon......        --               --              230,000           100,000      $  751,877        $        0
 David B. Ferraro......        --               --              106,667           133,333      $  356,250        $  237,500
 Henry P. Doggrell.....        --               --              276,000           224,000      $1,880,700        $1,253,800
 George B. Ellis.......        --               --               42,000            68,000      $  178,125        $  118,750
 E. Allen Eppinger.....        --               --               38,000            52,000      $  106,875        $   71,250


 -----------------

(1) As of June 30, 1999, no options have been exercised by the executive officers.

(2) Based on $15.19 per share, the closing price on the New York Stock Exchange as of June 30, 1999.


--------------------------------------------------------------------------------

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         The Compensation Committee of the Board of Directors is comprised of three directors who are not employees of Buckeye. The Committee is responsible for establishing and administering Buckeye's executive compensation programs, as well as determining the salaries, compensation and benefits of the Chief Executive Officer and the Chief Operating Officer. The Compensation Committee has engaged the consulting firm of William M. Mercer, Inc., Atlanta, Georgia, to conduct appropriate surveys of executive compensation plans and to compile data for comparable companies for committee comparison and review.

         This report of the Compensation Committee describes the components of Buckeye's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of Buckeye.

         This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Buckeye specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

 Compensation Philosophy and Structure

         Total compensation levels are designed to attract, retain and reward executives who contribute to the long-term success of Buckeye. Compensation for Buckeye executives is comprised of three principal components: salary and benefits, annual at risk compensation, and long-term, equity-based incentive compensation. The Compensation Committee believes that executive compensation should be materially influenced by Buckeye's financial performance and, as such, the Committee has approved an executive compensation program that places a significant portion of executive compensation "at risk" dependent upon the company's and each individual's performance against clearly established criteria.

         Buckeye seeks to provide salary and benefit levels that are comparable to those of companies that perform similarly. Salary targets are established for various officer positions based on surveys of relevant industries conducted by an outside compensation consultant. Utilizing these targets, individual salaries are established to reflect the officer's performance in meeting the company's objectives.

         During 1999, Buckeye paid bonuses averaging 5.7% of base salary to eligible employees, including officers, under a broad-based profit sharing plan for company employees. Under this plan, bonuses of up to 15% of base salary are achievable depending upon Buckeye's business performance measured against specific annual financial targets.

         Buckeye also made payments under its At Risk Compensation ("ARC") program to officers and certain other employees for fiscal year 1999 based on Buckeye's business performance and the individual's role in contributing to the success of Buckeye. Future annual ARC awards to officers and designated employees will be determined within a percentage range of base salary, with the payment of at least two-thirds of the award based on quantifiable performance criteria established by the Chief Executive Officer and the Chief Operating Officer, and the balance based on an assessment of the individual's overall performance and his or her contribution to Buckeye during the fiscal year.

         In addition, from time-to-time, Buckeye makes long-term incentive awards to officers and certain other employees of (1) incentive and non-qualified stock options from stock option plans previously approved by the stockholders and (2) restricted stock from treasury shares of common stock set aside by Buckeye pursuant to the Restricted Stock Plan approved by the Board of Directors. The purpose of these awards is to focus the recipient's attention on the long-term performance of the business and to strengthen the alignment of stockholder and employee interests in share price appreciation. Restricted stock has been issued to certain Buckeye officers under the Restricted Stock Plan, at the fair market value of the common stock based on the average closing price on the New York Stock Exchange for the 20 business days prior to the date of grant, as a supplemental retirement benefit to partially offset the loss of benefits under Buckeye's defined contribution plans resulting from the cap on wages required by applicable rules and regulations.

 Chief Executive Officer and Chief Operating Officer

         Policies with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer are essentially the same as those for other officers, except that their compensation, including the criteria used for determining their ARC, is directly established by the Compensation Committee. The annual compensation and ARC of the Chief Executive Officer and the Chief Operating Officer for the fiscal year 1999 reflect Buckeye's overall performance during the period.

         The consulting firm engaged by the Committee has conducted compensation and benefit surveys that include both an assessment of Buckeye's financial performance compared to a group of comparable companies, as well as comparisons with the compensation paid to the chief executive officers and the chief operating officers of other companies.

         The Compensation Committee believes that the compensation levels of Buckeye's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.



                                   COMPENSATION COMMITTEE
                                   Harry J. Phillips, Sr., Chairman
                                   Henry F. Frigon
                                   Samuel M. Mencoff

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder returns through June 30, 1999, since Buckeye's common stock began trading on November 22, 1995, pursuant to Buckeye's initial public offering, with returns based on an index of the S&P 500 Composite Stock Price Index, the S&P 600 Small Cap Index and the New York Stock Exchange (NYSE) listed Paper and Allied Products companies (SIC 2600-2699 U.S. and foreign companies). The graph assumes $100 invested on November 22, 1995, and the reinvestment of any dividends paid on account of the investments.

TOTAL RETURNS INDEX (1)                        11/22/95        6/28/96        6/30/97        6/30/98         6/30/99
                                               --------        -------        -------        -------         -------
Buckeye Technologies Inc..................       100            141.9          174.2          243.2           156.8
S&P 500 Stocks............................       100            133.0          179.1          233.2           286.2
S&P 600 Stocks............................       100            136.4          166.0          198.3           193.7
NYSE Stocks...............................       100            104.4          139.2          128.1           145.6

(1) Buckeye has this year added the S&P 600 Small Cap Index for comparison purposes. This addition necessitated a change of data providers from the Center for Research in Security Prices, University of Chicago, to Standard and Poor's compustat (SPC). All numbers have been restated to reflect SPC's data and return calculation methodology. The change to SPC yields results that differ slightly from those shown in Buckeye's prior proxy statements.

--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         The federal securities laws require Buckeye's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Buckeye's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of Buckeye. To Buckeye's knowledge, based solely on review of the copies of such reports furnished to Buckeye and representations by certain reporting persons, all of Buckeye's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.


--------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

--------------------------------------------------------------------------------

         Mr. Cannon is the sole owner of a limited liability company that owns an aircraft that is leased to Buckeye from time to time for company business. The Audit Committee of the Board of Directors has determined that the charges for the use of the aircraft by Buckeye are no less favorable to Buckeye than those that would be paid in a comparable transaction in arm's-length dealings with an unrelated party.


--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------

         The Board of Directors knows of no matters other than those discussed in this proxy statement which will be presented at the 1999 Annual Meeting of Stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

         Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we, without charge, will provide a copy of our Annual Report on Form 10-K for the year ended June 30, 1999. Requests should be directed to Sondra A. Dowdell, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8244.



                               BY ORDER OF THE BOARD OF DIRECTORS





                                /s/ Sheila Jordan Cunningham
                                Sheila Jordan Cunningham
                                Vice President, General Counsel and Corporate Secretary

 Memphis, Tennessee
 September 24, 1999

                                                                      Appendix A

                              AMENDED AND RESTATED
              1995 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN FOR MANAGEMENT EMPLOYEES OF BUCKEYE CELLULOSE CORPORATION


         BUCKEYE CELLULOSE CORPORATION, a Delaware corporation (the "Company"), hereby adopts this Incentive and Nonqualified Stock Option Plan for management employees of Buckeye Cellulose Corporation and Subsidiaries. The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain key management employees of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of managerial employees considered essential to the long range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under Options.

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 General. Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

         1.2  Board.  "Board" shall mean the Board of Directors of the Company.

         1.3 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 Committee. "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

         1.5 Common Stock. "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

         1.6 Company. "Company" shall mean Buckeye Cellulose Corporation and those corporations, if any, which are from time to time, its Subsidiaries.

         1.7  Director.  "Director" shall mean a member of the Board.

         1.8 Employee. "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under
Section 3401(c) of the Code) of the Company or any of its Subsidiaries whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

         1.9 Exercise Price. "Exercise Price" shall have the meaning given in Section 4.2.

         1.10 Fair Market Value. "Fair market value" of any shares of Common Stock of the Company for purposes of the Plan shall be (a) the last price at which shares of the Company were traded on the New York Stock Exchange on the specified date or, if there were no trades on that day, then on the last day prior to such date during which there were trades, or (b) solely in the case of any Options granted on the date of the initial public offering of the Common Stock of the Company, the price at which the Common Stock is sold to the public.

         1.11 Incentive Stock Option. "Incentive Stock Option" shall mean any portion of an Option which (i) is not specifically designated by the Committee at the time of the grant as a Nonqualified Stock Option, (ii) can be expected at the time of grant to satisfy the requirements for treatment as an incentive stock option under Section 422 of the Code, (iii) continues at all times thereafter to satisfy the requirements for treatment as an incentive stock option under Section 422 of the Code, and (iv) is exercised by either a citizen or resident alien of the United States (as defined in the Code and the regulations thereunder).

         1.12 Nonqualified Stock Option. "Nonqualified Stock Option" shall mean any portion of the Option which is not an Incentive Stock Option.

         1.13 Option. "Option" shall mean an option granted under the Plan to purchase Common Stock.

         1.14 Optionee. "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

         1.15 Plan. "Plan" shall mean the 1995 Incentive and Nonqualified Stock Option Plan for Management Employees of the Company and Subsidiaries, as amended or restated from time to time.

         1.16 Pronouns. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

         1.17 Stock Option Agreement. "Stock Option Agreement" shall mean a Stock Option Subscription Agreement between the Optionee and the Company.

          1.18 Subsidiary. "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations, or if each group of commonly controlled corporations, other than the last corporation in an unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voted power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

         2.1 Shares Subject to Plan. The shares of stock subject to Options shall be shares of Common Stock of the Company. The aggregate number of shares of Common Stock which may be issued upon exercise of Options under the Plan shall not exceed one million six hundred fifty thousand (1,650,000) shares, subject to adjustment as provided in Section 4.6 hereof.

         2.2 Unexercised Options. If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

         3.1 Eligibility. Any management Employee of the Company shall be eligible to be granted Options. The determination by the Committee of the status of an employee as a member of management shall be conclusive.

         3.2 Granting of Options. The Committee shall from time to time, in its absolute discretion:

                  (i) determine which Employees are key management Employees and select from such Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion shall be granted Options; and

                  (ii) determine the number of shares to be subject to such Options granted to such selected management Employees; and

                  (iii) determine the terms and conditions of such Options, consistent with the Plan; and

                  (iv) establish such conditions as to the manner of exercise of such Options as it may deem necessary, including but not limited to requiring Optionees to enter into agreements regarding transferability and other restrictions with respect to shares issuable upon exercise of such Options.

         3.3 Expiration of Time to Make Grants. No Option may be granted under this Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board or the date the stockholders of the Company approve this Plan, if earlier.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

         4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company, and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

         4.2 Exercise Price. The purchase price under each Option shall be determined by the Committee at the time the Option is granted, but in no event shall such purchase price be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Company on the date of grant.

         4.3 Commencement of Exercisability. Subject to the provisions of
Section 7.2, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 7.2, accelerate the time at which such Option or any portion thereof may be exercised.

         4.4 Expiration of Options. No Option may be exercised to any extent by anyone after, and every Option shall expire no later than, the expiration of ten
(10) years from the date the Option was granted. Subject to the provisions of this Section 4.4, the Committee shall provide, in the terms of each individual Stock Option Agreement, when the Option expires and becomes unexercisable.

         4.5 No Right to Continue in Employment. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ or service of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

         4.6 Adjustments in Outstanding Options. If the outstanding shares of Common Stock subject to Options are, from time to time, changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate adjustment in the aggregate number and kind of shares which may be issued pursuant to Section
2.1 hereof and the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Exercise Price per share. No fractional shares shall be issued, and any fractional shares resulting from computations pursuant to this Section 4.6 shall be eliminated from the respective Options. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

         5.1 Persons Eligible to Exercise. Except with respect to an Option which is specifically made transferable pursuant to Section 7.1, (i) during the lifetime of the Optionee, only the Optionee or the Optionee's guardian or conservator may exercise an Option granted to such Optionee, or any portion thereof, and (ii) after the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the terms of Section 4.4 or the Optionee's Stock Option Agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         5.2 Partial Exercise. At any time prior to the time when any exercisable Option or exercisable portion thereof expires or becomes unexercisable under the terms of Section 4.4 or the Optionee's Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares.

         5.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or his or her office of all of the following prior to the time when such Option or such portion becomes unexercisable under the terms of Section 4.4 or the Optionee's Stock Option Agreement:

                  (i) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised; and

                  (ii) Full payment of the Exercise Price (as hereinafter provided) for the shares with respect to which such Option or portion thereof is thereby exercised, together with payment or arrangement for payment of federal income or other tax, if any, required to be withheld by the Company with respect to such shares; and

                  (iii) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and

                  (iv) Such representations and documents as the Committee deems reasonably necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stock-transfer orders to transfer agents and registrars.

         The Exercise Price shall be payable in cash, by check, by tendering shares of Common Stock of the Company, or by any combination thereof, as time to time determined by the Committee. Any shares of Common Stock acceptable to the Committee in payment of the Exercise Price may be tendered by either actual delivery of the certificates or by such other procedures as the Committee may establish from time to time and shall be valued at Fair Market Value as of the date of exercise.

         5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option, unless and until certificates representing such shares have been issued by the Company to such holders. No adjustment shall be made for cash dividends for which the record date is prior to the date such stock certificate is issued.

                                   ARTICLE VI.
                                 ADMINISTRATION

         6.1 Stock Option Committee. The Committee shall consist of at least three (3) Directors. Appointment of Committee members by the Board shall be effective upon acceptance of appointment, and Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board. Committee members shall be appointed by and shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee and shall fill any vacancy on the Committee. No person shall be eligible to serve on the Committee unless such person is then a "non-employee director" within the meaning of paragraph (b) of

Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such Rule or its equivalent is then in effect.

         6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Any such interpretation and rules shall be consistent with the basic purpose of the Plan to grant Options. The Board may, in its absolute discretion, at any time and from time to time, exercise any and all rights and duties of the Committee under the Plan.

         6.3 Majority Rule. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee. The Secretary of the Company shall keep minutes of all meetings of the Committee. The Committee shall make such rules of procedure for the conduct of its business as it shall deem advisable.

         6.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall not receive compensation for their services as members in addition to the compensation otherwise payable to them as members of the Board, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the officers and Directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

         7.1 Transferability of Options. The Committee may grant Nonqualified Stock Options which are transferable to the extent expressly provided in the Stock Option Agreement. Except as expressly provided therein, no Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution to the extent contemplated hereby.

         7.2 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. Notwithstanding the foregoing, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee or the Board may increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued upon exercise of Options, reduce the minimum option price requirements in Section 4.2 or extend the limit imposed in Section 3.3 on the period during which Options may be granted. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

         7.3 Effect of Plan Upon Other Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees of the Company; or (b) to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

         7.4 Application of Proceeds. The proceeds received by the Company from the sale of its shares of Common Stock under the Plan will be used for general corporate purposes.

         7.5 Titles. Titles are provided for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         7.6 Interpretation. Any Options granted under this Plan as Incentive Stock Options are intended to satisfy all requirements of Section 422 of the Code insofar as possible, and the provisions of this Plan and all Stock Option Agreements shall be construed in accordance with that intention. If any provision of this Plan or any Stock Option Agreement shall be inconsistent or in conflict with any applicable requirement for an Incentive Stock Option, then such requirement shall be deemed to override and supersede the inconsistent or conflicting provision; provided, however, the foregoing provision shall not limit the Company from granting to any Optionee Options which are in excess of the amount which may be treated as Incentive Stock Options, and any Options so granted in excess of the limitations in Section 422(d) of the Code shall be treated as Nonqualified Stock Options; provided further, however, if the normal date of exercise of the Option is accelerated because of a sale of the Company or other similar event as provided in any Stock Option Agreement or because of the exercise of the Committee's discretion under Section 4.3, such acceleration shall nevertheless occur even if it shall cause all or a part of the Option to no longer be an Incentive Stock Option. Any required provision for an Incentive Stock Option that is omitted from this Plan or the Stock Option Agreement shall be incorporated herein by reference and shall apply retroactively, if necessary, and shall be deemed a part of this Plan and any Stock Option Agreement entered into under this Plan to the same extent as though expressly set forth herein. The Committee may amend this Plan or amend the terms of any Stock Option Agreement in any manner that may be required in order for the Options granted under this Plan to comply with the applicable requirements for Incentive Stock Options, and, if necessary, any such amendments shall apply retroactively to the adoption of this Plan.

         7.7 Effective Date. This Plan first became effective on October 27, 1995, the date of its adoption by the Board, and was approved on November 17, 1995 by the vote of the holders of a majority of the outstanding shares of the Company's Common Stock . This Plan as amended and restated shall become effective with respect to Options granted on or after the date of its adoption by the Board. Pursuant to Section 7.2, the amendment and restatement does not require approval by the shareholders of the Company.

                                     PROXY

                           BUCKEYE TECHNOLOGIES INC.
                                 P.O. BOX 80407
                              1001 TILLMAN STREET
                         MEMPHIS, TENNESSEE 38108-0407
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned appoints each of Henry P. Doggrell, David H. Whitcomb and Sheila Jordan Cunningham, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Technologies Inc. (the "Company") at the close of business on September 22, 1999, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee, on November 4, 1999, at 5:00 p.m., Central Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in his or her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

[X] Please mark votes as in this example.
---------------------------------------------------------
 ELECTION OF DIRECTORS (terms expiring in 2002)

 Nominees: R. Howard Cannon, Harry J. Phillips, Sr.
                FOR                       WITHHELD
                [ ]                         [ ]
 Exceptions:
---------------------------------------------------------
         For all nominees except as noted above.
---------------------------------------------------------
Dated:                          , 1999
       ------------------------


---------------------------------------------------------
 INCREASE SHARES AVAILABLE FOR
 OPTIONS UNDER STOCK OPTION PLAN
            FOR           AGAINST          ABSTAIN
            [ ]             [ ]              [ ]
---------------------------------------------------------

---------------------------------------------------------
 RATIFICATION OF APPOINTMENT OF
 INDEPENDENT AUDITORS
            FOR           AGAINST          ABSTAIN
            [ ]             [ ]              [ ]
---------------------------------------------------------



Signed:
       --------------------------------------------------

Signed:
       --------------------------------------------------
       Shareholder should sign here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO: Proxy Department, First Union National Bank, 1525 W. T. Harris Boulevard, Building 3C3, Charlotte, North Carolina 28288-1153